UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

Matthews International Funds
………………………………………………………………………………………………

(Name of Registrant as Specified In Its Charter)

…………………….…………………………………………………………………………………

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
1)	Amount Previously Paid: ______
2)	Form, Schedule or Registration Statement No.: ______
3)	Filing Party: ______
4)	Date Filed: ______

[Insert Date]

[Insert Shareholder Name]

[Insert Address]

[Insert City, State, Zip]

Dear Shareholder:

We have made several attempts to contact you regarding proxy materials recently mailed to you for Nomura Partners Funds, Inc. These materials describe the proposal and ask for your vote on this important issue.

The advisor to the Funds, Nomura Asset Management USA, Inc., is planning to exit the U.S. retail open-end mutual fund business.

Our records indicate that we have not received your vote. Please vote as soon as possible so we can avoid additional costs with soliciting your vote.

After careful consideration, the Nomura Partners Funds’ Board unanimously approved the Proposal to approve the Charter Amendment and recommends that shareholders vote “FOR” the Proposal.

Voting is quick and easy. Please vote now using one of these methods:

1. Call 1-844-292-8012 to Speak with a Live Agent and Vote

For you convenience, you may call our toll free number Monday through Friday (9 A.M. to 6 P.M. EST) to speak with a live agent who can assist in registering your vote.

2. Vote By Internet

Please visit the website noted on the enclosed proxy voting card and follow the online instructions.

3. Vote by Mail

Please mail your signed proxy voting card(s) in the postage-paid envelope.

4. Vote by Touch-Tone Phone

Please call the toll-free number printed on the enclosed proxy voting card and follow the recorded instructions. The service is available 7 days a week, 24 hours a day.

We appreciate you taking time to submit your vote and thank you for your continued support.

Sincerely,

Nomura Partners Funds, Inc.

NOM TTC 14

[Insert Date]

[Insert Shareholder Name]

[Insert Address]

[Insert City, State, Zip]

Dear Shareholder:

In response to your request to no longer be contacted by telephone, please know that your telephone number has been removed from our solicitation list. You will not receive any additional calls regarding Nomura Partners Funds, Inc.

However, our records indicate that we have not received your vote. It is important that you vote as soon as possible so we can avoid additional costs with soliciting your vote.

The advisor to the Funds, Nomura Asset Management USA, Inc., is planning to exit the U.S. retail open-end mutual fund business.

After careful consideration, the Nomura Partners Funds’ Board unanimously approved the Proposal to approve the Charter Amendment and recommends that shareholders vote “FOR” the Proposal.

Voting is quick and easy. Please vote now using one of these methods:

1. Call 1-844-292-8012 to Speak with a Live Agent and Vote

For you convenience, you may call our toll free number Monday through Friday (9 A.M. to 6 P.M. EST) to speak with a live agent who can assist in registering your vote.

2. Vote By Internet

Please visit the website noted on the enclosed proxy voting card and follow the online instructions.

3. Vote by Mail

Please mail your signed proxy voting card(s) in the postage-paid envelope.

4. Vote by Touch-Tone Phone

Please call the toll-free number printed on the enclosed proxy voting card and follow the recorded instructions. The service is available 7 days a week, 24 hours a day.

We appreciate you taking time to submit your vote and thank you for your continued support.

Sincerely,

Nomura Partners Funds, Inc.

NOM DNC 14